As filed with the Securities and Exchange Commission on August 10, 2009

Registration No. 333-160452 and

Registration Nos. 333-160452-01 through 333-160452-277

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2 to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Sonic Automotive, Inc.

(Exact name of registrant as specified in its charter)

See “Table of Additional Registrants” on the following page for information relating to the subsidiaries of Sonic Automotive, Inc.

(“Sonic”) that guarantee obligations of Sonic on the debt securities registered hereunder.

Delaware	56-2010790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6415 Idlewild Road, Suite 109

Charlotte, North Carolina 28212

Telephone: (704) 566-2400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stephen K. Coss, Esq.

Senior Vice President and General Counsel

6415 Idlewild Road, Suite 109

Charlotte, North Carolina 28212

Telephone: (704) 566-2400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Thomas H. O’Donnell, Esq.

Melinda S. Blundell, Esq.

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, North Carolina 28202

Telephone: (704) 331-1000

Approximate date of commencement of proposed sale to the public:

From time to time after the registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐	Smaller reporting company ☐

(Do not check if a smaller reporting company)

The Registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

UNDER REGISTRATION STATEMENT ON FORM S-3

The following subsidiaries of Sonic are co-registrants under this registration statement for the purpose of providing guarantees, if any, of payments on debt securities registered hereunder:

Subsidiary	State of Organization	IRS Employer ID No.
ADI of the Southeast LLC	South Carolina	Not Applicable
AnTrev, LLC	North Carolina	20-0150219
Arngar, Inc.	North Carolina	56-1063712
Autobahn, Inc.	California	94-3124481
Avalon Ford, Inc.	Delaware	95-3560286
Casa Ford of Houston, Inc.	Texas	76-0430684
Cornerstone Acceptance Corporation	Florida	59-3532504
FAA Auto Factory, Inc.	California	94-3285893
FAA Beverly Hills, Inc.	California	95-4673054
FAA Capitol F, Inc.	California	94-3350030
FAA Capitol N, Inc.	California	94-3279958
FAA Concord H, Inc.	California	94-3264558
FAA Concord N, Inc.	California	94-3266151
FAA Concord T, Inc.	California	94-1730939
FAA Dublin N, Inc.	California	94-3267515
FAA Dublin VWD, Inc.	California	94-3267514
FAA Holding Corp.	California	94-3338764
FAA Las Vegas H, Inc.	Nevada	94-3330754
FAA Marin F, Inc.	California	95-4746388
FAA Marin LR, Inc.	California	94-3345066
FAA Poway G, Inc.	California	33-0792049
FAA Poway H, Inc.	California	94-3265895
FAA Poway T, Inc.	California	94-3266152
FAA San Bruno, Inc.	California	94-3264556
FAA Santa Monica V, Inc.	California	95-4746387
FAA Serramonte, Inc.	California	94-3264554
FAA Serramonte H, Inc.	California	94-3293588
FAA Serramonte L, Inc.	California	94-3264555
FAA Stevens Creek, Inc.	California	94-3264553
FAA Torrance CPJ, Inc.	California	95-4746385
FirstAmerica Automotive, Inc.	Delaware	88-0206732
Fort Mill Ford, Inc.	South Carolina	62-1289609
Fort Myers Collision Center, LLC	Florida	59-3659948
Franciscan Motors, Inc.	California	77-0112132
Frank Parra Autoplex, Inc.	Texas	75-1364201
Frontier Oldsmobile-Cadillac, Inc.	North Carolina	56-1621461
HMC Finance Alabama, Inc.	Alabama	56-2198417
Kramer Motors Incorporated	California	95-2092777
L Dealership Group, Inc.	Texas	94-1719069
Marcus David Corporation	North Carolina	56-1708384
Massey Cadillac, Inc.	Tennessee	62-1434905
Massey Cadillac, Inc.	Texas	75-2651186
Mountain States Motors Co., Inc.	Colorado	84-1172557
Ontario L, LLC	California	20-0366914
Philpott Motors, Ltd.	Texas	76-0608365

Subsidiary	State of Organization	IRS Employer ID No.
Royal Motor Company, Inc.	Alabama	63-1012554
SAI AL HC1, Inc.	Alabama	56-2169250
SAI AL HC2, Inc.	Alabama	63-1213085
SAI Ann Arbor Imports, LLC	Michigan	20-0073215
SAI Atlanta B, LLC	Georgia	58-2436174
SAI Broken Arrow C, LLC	Oklahoma	73-1590233
SAI Charlotte M, LLC	North Carolina	56-2044965
SAI Clearwater T, LLC	Florida	59-3501017
SAI Columbus Motors, LLC	Ohio	31-1604259
SAI Columbus T, LLC	Ohio	31-1604285
SAI Columbus VWK, LLC	Ohio	31-1604276
SAI FL HC1, Inc.	Florida	59-3501024
SAI FL HC2, Inc.	Florida	59-3501021
SAI FL HC3, Inc.	Florida	59-3523301
SAI FL HC4, Inc.	Florida	59-3523302
SAI FL HC5, Inc.	Florida	59-3523304
SAI FL HC6, Inc.	Florida	59-3552436
SAI FL HC7, Inc.	Florida	59-2214873
SAI Fort Myers B, LLC	Florida	65-0938819
SAI Fort Myers H, LLC	Florida	65-0938812
SAI Fort Myers M, LLC	Florida	59-3535971
SAI Fort Myers VW, LLC	Florida	65-0938821
SAI GA HC1, LP	Georgia	03-0447179
SAI Georgia, LLC	Georgia	58-2399219
SAI Irondale Imports, LLC	Alabama	63-1213083
SAI Irondale L, LLC	Alabama	63-1213161
SAI Lansing CH, LLC	Michigan	Not Applicable
SAI Long Beach B, Inc.	California	26-0234207
SAI MD HC1, Inc.	Maryland	52-2172032
SAI Monrovia B, Inc.	California	20-8944726
SAI Montgomery B, LLC	Alabama	56-2139902
SAI Montgomery BCH, LLC	Alabama	63-1012553
SAI Montgomery CH, LLC	Alabama	63-1204447
SAI Nashville CSH, LLC	Tennessee	62-1708483
SAI Nashville H, LLC	Tennessee	62-1708487
SAI Nashville M, LLC	Tennessee	56-2122487
SAI Nashville Motors, LLC	Tennessee	26-1707286
SAI NC HC2, Inc.	North Carolina	26-3751321
SAI OH HC1, Inc.	Ohio	31-0743366
SAI OK HC1, Inc.	Oklahoma	74-2936323
SAI Oklahoma City C, LLC	Oklahoma	73-1618268
SAI Oklahoma City H, LLC	Oklahoma	73-1620712
SAI Oklahoma City T, LLC	Oklahoma	73-1593440
SAI Orlando CS, LLC	Florida	65-0938818
SAI Peachtree, LLC	Georgia	Not Applicable
SAI Plymouth C, LLC	Michigan	Not Applicable
SAI Riverside C, LLC	Oklahoma	73-1574888
SAI Rockville Imports, LLC	Maryland	52-2172034
SAI Rockville L, LLC	Maryland	52-2172033
SAI Stone Mountain T, LLC	Georgia	Not Applicable
SAI TN HC1, LLC	Tennessee	62-1708491
SAI TN HC2, LLC	Tennessee	62-1708490

Subsidiary	State of Organization	IRS Employer ID No.
SAI TN HC3, LLC	Tennessee	62-1708484
SAI Tulsa N, LLC	Oklahoma	73-1079837
SAI Tulsa T, LLC	Oklahoma	46-0487821
SAI VA HC1, Inc.	Virginia	26-3751398
Santa Clara Imported Cars, Inc.	California	94-1705756
Sonic Advantage PA, LP	Texas	20-0163203
Sonic Agency, Inc.	Michigan	30-0085765
Sonic Automotive F&I, LLC	Nevada	88-0444271
Sonic Automotive of Chattanooga, LLC	Tennessee	62-1708471
Sonic Automotive of Nashville, LLC	Tennessee	62-1708481
Sonic Automotive of Nevada, Inc.	Nevada	88-0378636
Sonic Automotive of Texas, L.P.	Texas	76-0586658
Sonic Automotive Support, LLC	Nevada	20-0507885
Sonic Automotive West, LLC	Nevada	88-0444344
Sonic Automotive-1495 Automall Drive, Columbus, Inc.	Ohio	31-1604281
Sonic Automotive-1720 Mason Ave., DB, Inc.	Florida	59-3523303
Sonic Automotive-1720 Mason Ave., DB, LLC	Florida	57-1072509
Sonic Automotive 2424 Laurens Rd., Greenville, Inc.	South Carolina	58-2384994
Sonic Automotive – 2490 South Lee Highway, LLC	Tennessee	62-1708486
Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	South Carolina	58-2384996
Sonic Automotive-3401 N. Main, TX, L.P.	Texas	76-0586794
Sonic Automotive-3700 West Broad Street, Columbus, Inc.	Ohio	31-1604296
Sonic Automotive-4000 West Broad Street, Columbus, Inc.	Ohio	31-1604301
Sonic Automotive-4701 I-10 East, TX, L.P.	Texas	76-0586659
Sonic Automotive-5221 I-10 East, TX, L.P.	Texas	76-0586795
Sonic Automotive 5260 Peachtree Industrial Blvd., LLC	Georgia	62-1716095
Sonic Automotive-6008 N. Dale Mabry, FL, Inc.	Florida	59-3535965
Sonic Automotive-9103 E. Independence, NC, LLC	North Carolina	56-2103562
Sonic-2185 Chapman Rd., Chattanooga, LLC	Tennessee	56-2126660
Sonic – Buena Park H, Inc.	California	33-0978079
Sonic – Cadillac D, L.P.	Texas	46-0476882
Sonic – Calabasas A, Inc.	California	73-1642537
Sonic – Calabasas M, Inc.	California	20-8742825
Sonic – Calabasas V, Inc.	California	76-0728573
Sonic-Camp Ford, L.P.	Texas	76-0613472
Sonic – Capitol Cadillac, Inc.	Michigan	38-3642334
Sonic – Capitol Imports, Inc.	South Carolina	16-1616391
Sonic – Carrollton V, L.P.	Texas	75-2896744
Sonic – Carson F, Inc.	California	75-2989450
Sonic – Carson LM, Inc.	California	73-1626525
Sonic – Chattanooga D East, LLC	Tennessee	56-2220962
Sonic – Clear Lake N, L.P.	Texas	76-0597723
Sonic – Clear Lake Volkswagen, L.P.	Texas	11-3694324
Sonic – Coast Cadillac, Inc.	California	95-4711579
Sonic – Denver T, Inc.	Colorado	75-3092054
Sonic – Denver Volkswagen, Inc.	Colorado	Not Applicable
Sonic Development, LLC	North Carolina	56-2140030
Sonic Divisional Operations, LLC	Nevada	20-1890447
Sonic – Downey Cadillac, Inc.	California	73-1626782
Sonic – Englewood M, Inc.	Colorado	73-1627281
Sonic eStore, Inc.	North Carolina	01-0689836
Sonic – Fort Mill Chrysler Jeep, Inc.	South Carolina	56-2044964

Subsidiary	State of Organization	IRS Employer ID No.
Sonic – Fort Mill Dodge, Inc.	South Carolina	58-2285505
Sonic-Fort Worth T, L.P	Texas	75-2897202
Sonic – Frank Parra Autoplex, L.P.	Texas	82-0552132
Sonic Fremont, Inc.	California	20-5957935
Sonic – Harbor City H, Inc.	California	95-4876347
Sonic Houston JLR, LP	Texas	20-5961741
Sonic Houston LR, LP	Texas	20-0168127
Sonic – Houston V, L.P.	Texas	76-0684038
Sonic-Integrity Dodge LV, LLC	Nevada	88-0430677
Sonic – Jersey Village Volkswagen, L.P.	Texas	42-1597939
Sonic – Lake Norman Chrysler Jeep, LLC	North Carolina	56-2044997
Sonic-Las Vegas C East, LLC	Nevada	88-0470273
Sonic-Las Vegas C West, LLC	Nevada	88-0470284
Sonic-Lloyd Nissan, Inc.	Florida	59-3560057
Sonic-Lloyd Pontiac-Cadillac, Inc.	Florida	59-3560058
Sonic – Lone Tree Cadillac, Inc.	Colorado	75-2994986
Sonic – LS, LLC	Delaware	68-0510218
Sonic – LS Chevrolet, L.P.	Texas	76-0594652
Sonic-Lute Riley, L. P.	Texas	75-2812871
Sonic-Manhattan Fairfax, Inc.	Virginia	52-2173072
Sonic – Massey Cadillac, L.P.	Texas	46-0465823
Sonic – Massey Chevrolet, Inc.	California	73-1626792
Sonic – Massey Pontiac Buick GMC, Inc.	Colorado	71-0868348
Sonic – Mesquite Hyundai, L.P.	Texas	75-3090092
Sonic Momentum B, L.P.	Texas	20-0161887
Sonic Momentum JVP, L.P.	Texas	20-0163315
Sonic Momentum VWA, L.P.	Texas	20-0163368
Sonic-Newsome Chevrolet World, Inc.	South Carolina	57-1077344
Sonic-Newsome of Florence, Inc.	South Carolina	57-1077343
Sonic-North Charleston, Inc.	South Carolina	58-2460639
Sonic-North Charleston Dodge, Inc.	South Carolina	58-2479700
Sonic of Texas, Inc.	Texas	76-0586661
Sonic – Okemos Imports, Inc.	Michigan	20-2258139
Sonic Peachtree Industrial Blvd., L.P.	Georgia	56-2089761
Sonic – Plymouth Cadillac, Inc.	Michigan	30-0040929
Sonic-Reading, L.P.	Texas	76-0605765
Sonic Resources, Inc.	Nevada	88-0508574
Sonic-Richardson F, L.P.	Texas	75-2901775
Sonic-Riverside Auto Factory, Inc.	Oklahoma	73-1591124
Sonic-Sam White Nissan, L.P.	Texas	76-0597722
Sonic – Sanford Cadillac, Inc.	Florida	01-0595473
Sonic Santa Monica M, Inc.	California	20-2610019
Sonic Santa Monica S, Inc.	California	20-4402178
Sonic – Saturn of Silicon Valley, Inc.	California	20-0163283
Sonic – Serramonte I, Inc.	California	81-0575704
Sonic-Shottenkirk, Inc.	Florida	56-3575773
Sonic – South Cadillac, Inc.	Florida	Not Applicable
Sonic-Stevens Creek B, Inc.	California	94-2261540
Sonic – Stone Mountain T, L.P.	Georgia	20-0163252
Sonic Tysons Corner H, Inc.	Virginia	20-3544845
Sonic Tysons Corner Infiniti, Inc.	Virginia	20-3545061
Sonic – University Park A, L.P.	Texas	75-2963437

Subsidiary	State of Organization	IRS Employer ID No.
Sonic-Volvo LV, LLC	Nevada	88-0437180
Sonic Walnut Creek M, Inc.	California	42-1591184
Sonic – West Covina T, Inc.	California	95-4876089
Sonic-Williams Cadillac, Inc.	Alabama	63-1213084
Sonic Wilshire Cadillac, Inc.	California	20-5004388
SRE Alabama – 2, LLC	Alabama	56-2202484
SRE Alabama – 3, LLC	Alabama	56-2206042
SRE Alabama – 4, LLC	Alabama	87-0696606
SRE Alabama – 5, LLC	Alabama	20-0162209
SrealEstate Arizona-1, LLC	Arizona	86-0996112
SrealEstate Arizona-2, LLC	Arizona	88-0468215
SrealEstate Arizona-3, LLC	Arizona	88-0468217
SrealEstate Arizona-4, LLC	Arizona	88-0468213
SrealEstate Arizona-5, LLC	Arizona	86-1063441
SrealEstate Arizona-6, LLC	Arizona	42-1591193
SrealEstate Arizona-7, LLC	Arizona	20-0150251
SRE California – 1, LLC	California	74-3040427
SRE California – 2, LLC	California	74-3040911
SRE California – 3, LLC	California	45-0475638
SRE California – 4, LLC	California	74-3041078
SRE California – 5, LLC	California	47-0861563
SRE California – 6, LLC	California	41-2038013
SRE Colorado – 1, LLC	Colorado	87-0696649
SRE Colorado – 2, LLC	Colorado	87-0696643
SRE Colorado – 3, LLC	Colorado	20-0150257
SRE Florida-1, LLC	Florida	58-2560889
SRE Florida-2, LLC	Florida	58-2560900
SRE Florida-3, LLC	Florida	58-2560868
SRE Georgia-1, L.P.	Georgia	58-2560891
SRE Georgia-2, L.P.	Georgia	58-2555514
SRE Georgia-3, L.P.	Georgia	58-2554985
SRE Holding, LLC	North Carolina	56-2198745
SRE Maryland – 1, LLC	Maryland	20-0162227
SRE Maryland – 2, LLC	Maryland	20-0162236
SRE Michigan – 3, LLC	Michigan	32-0011078
SRE Nevada – 1, LLC	Nevada	88-0468209
SRE Nevada – 2, LLC	Nevada	88-0465280
SRE Nevada – 3, LLC	Nevada	88-0465279
SRE Nevada – 4, LLC	Nevada	68-0552010
SRE Nevada – 5, LLC	Nevada	73-1638705
SRE North Carolina – 1, LLC	North Carolina	20-0162253
SRE North Carolina – 2, LLC	North Carolina	20-0162267
SRE North Carolina – 3, LLC	North Carolina	20-0162281
SRE Oklahoma – 1, LLC	Oklahoma	20-0150172
SRE Oklahoma – 2, LLC	Oklahoma	87-0696541
SRE Oklahoma – 3, LLC	Oklahoma	87-0696522
SRE Oklahoma – 4, LLC	Oklahoma	20-0150244
SRE Oklahoma – 5, LLC	Oklahoma	20-0150266
SRE South Carolina – 2, LLC	South Carolina	58-2560892
SRE South Carolina – 3, LLC	South Carolina	54-2106363
SRE South Carolina – 4, LLC	South Carolina	03-0431822
SRE Tennessee-1, LLC	Tennessee	56-2200186

Subsidiary	State of Organization	IRS Employer ID No.
SRE Tennessee-2, LLC	Tennessee	56-2202429
SRE Tennessee-3, LLC	Tennessee	56-2202479
SRE Tennessee-4, LLC	Tennessee	20-0162289
SRE Tennessee-5, LLC	Tennessee	20-0162295
SRE Tennessee-6, LLC	Tennessee	20-0162304
SRE Tennessee-7, LLC	Tennessee	20-0162314
SRE Tennessee-8, LLC	Tennessee	20-0162318
SRE Tennessee-9, LLC	Tennessee	20-0162324
SRE Texas-1, L.P.	Texas	74-2962385
SRE Texas-2, L.P.	Texas	74-2963860
SRE Texas-3, L.P.	Texas	74-2963859
SRE Texas-4, L.P.	Texas	45-0474729
SRE Texas-5, L.P.	Texas	77-0589837
SRE Texas-6, L.P.	Texas	90-0079415
SRE Texas-7, L.P.	Texas	33-1001169
SRE Texas-8, L.P.	Texas	82-0540594
SRE Virginia – 1, LLC	Virginia	52-2252370
SRE Virginia – 2, LLC	Virginia	20-0162340
Stevens Creek Cadillac, Inc.	California	77-0093380
Town and Country Ford, Incorporated	North Carolina	56-0887416
Village Imported Cars, Inc.	Maryland	52-0896186
Windward, Inc.	Hawaii	94-2659042
Z Management, Inc.	Colorado	84-1172797

The primary standard industrial classification of all of the additional registrants is 5511. The principal executive office of all of the additional registrants is 5401 East Independence Boulevard, Charlotte, North Carolina 28212. Their telephone number is (704) 566-2400.

EXPLANATORY NOTE

This Amendment No. 2 to Registration Statement on Form S-3 is being filed solely for the purpose of filing Exhibits 5.1, 5.2, 23.1, 23.2, 23.3 and 23.4.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

Except for the SEC Registration Fee, the following table sets forth the estimated expenses in connection with the distribution of the securities covered by this Registration Statement. All of the expenses will be borne by Sonic except as otherwise indicated.

SEC registration fee	$17,063
Fees and expenses of accountants	$50,000
Fees and expenses of legal counsel	$125,000
Fees and expenses of trustee and transfer agent	$10,000
Printing and engraving expenses	$25,000
Miscellaneous	$22,937

Total	$250,000

Item 15.	Indemnification of Directors and Officers.

Sonic’s Bylaws effectively provide that Sonic shall, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time (“Section 145”), indemnify all persons whom it may indemnify pursuant thereto. In addition, Sonic’s Certificate of Incorporation eliminates personal liability of its directors to the full extent permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, as amended from time to time (“Section 102(b)(7)”).

Section 145 permits a corporation to indemnify its directors and officers against expenses (including attorney’s fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by a third party if such directors or officers acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason to believe their conduct was unlawful. In a derivative action, indemnification may be made only for expenses actually and reasonably incurred by directors and officers in connection with the defense or settlement of an action or suit and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that the defendant officers or directors are reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Section 102(b)(7) provides that a corporation may eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds or (iv) for any transaction from which the director derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective.

Sonic maintains insurance against liabilities under the Securities Act for the benefit of its officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 16.	Exhibits.

The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of Sonic under the Securities Act or the Exchange Act as indicated in parenthesis:

Exhibit No.	Description
4.l*	Amended and Restated Certificate of Incorporation of Sonic (incorporated by reference to Exhibit 3.1 to Sonic’s Registration Statement on Form S-1 (Reg. No. 333-33295) (the “Form S-1”)).
4.2*	Certificate of Amendment to Sonic’s Amended and Restated Certificate of Incorporation effective June 18, 1999 (incorporated by reference to Exhibit 3.2 to Sonic’s Annual Report on Form 10-K for the year ended December 31, 1999).
4.3*	Amended and Restated Bylaws of Sonic (as amended February 9, 2006) (incorporated by reference to Exhibit 3.1 to Sonic’s Current Report on Form 8-K filed February 13, 2006).
4.4*	Specimen Certificate representing Class A common stock (incorporated by reference to Exhibit 4.1 to the Form S-1).
4.5*	Indenture, dated as of May 7, 2009, among Sonic Automotive, Inc., the guarantors set forth on the signature pages thereto and U.S. Bank National Association, as Trustee.
4.6*	Form of Series A Note (included in Exhibit 4.5 to the Form S-3).
4.7*	Registration Rights Agreement (Equity), dated as of May 7, 2009, by and among Sonic Automotive, Inc. and the subscribers set forth on the signature page thereto.
4.8*	Registration Rights Agreement (Debt), dated as of May 7, 2009, by and among Sonic Automotive, Inc. and subscribers set forth on the signature page thereto.
4.9*	Security Agreement, dated as of May 7, 2009, among Sonic Automotive, Inc., the subsidiaries party thereto and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 4.1 to Sonic’s Current Report on Form 8-K filed May 13, 2009 (the “May 8-K”)).
4.10*	Securities Pledge Agreement, dated as of May 7, 2009, among Sonic Automotive, Inc., the subsidiaries party thereto and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 4.2 to the May 8-K).
4.11*	Security Agreement (Escrowed Equity), dated as of May 7, 2009, among Sonic Automotive, Inc., the subsidiaries party thereto and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 4.3 to the May 8-K).
4.12*	Form of Stock Purchase Agreement, dated as of May 4, 2009, between Sonic Automotive, Inc. and the selling securityholders identified therein.
5.1	Opinion of Moore & Van Allen PLLC regarding the legality of certain of the shares of Class A common stock being registered.
5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the legality and enforceability of the Notes and the legality of the shares of Class A common stock issuable upon conversion of the Notes being registered.
12.1*	Statement regarding Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Ernst & Young LLP.
23.2	Consent of Deloitte & Touche LLP.
23.3	Consent of Moore& Van Allen PLLC (included in Exhibit 5.1).
23.4	Consent of Fried,Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).
24.l*	Powers ofAttorney (included in Signature Pages of Registration Statement).
25.l*	Form T-1 Statement of Eligibility and Qualification Under Trust Indenture Act of 1939 of Trustee.

*	Previously filed.

Item 17.	Undertakings

Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by a registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)	Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SONIC AUTOMOTIVE, INC.
On behalf of itself and the following entity as Managing Member:
SAI COLUMBUS T, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice Chairman and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chairman, Chief Executive Officer and Director (principal executive officer)	August 10, 2009

* B. Scott Smith	President, Chief Strategic Officer and Director	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice Chairman and Chief Financial Officer (principal financial and accounting officer)	August 10, 2009

David B. Smith	Executive Vice President and Director

* William I. Belk	Director	August 10, 2009

Signature	Title	Date

* William R. Brooks	Director	August 10, 2009

* Victor H. Doolan	Director	August 10, 2009

* H. Robert Heller	Director	August 10, 2009

* Robert L. Rewey	Director	August 10, 2009

* David C. Vorhoff	Director	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

ARNGAR, INC.

AUTOBAHN, INC.

AVALON FORD, INC.

CASA FORD OF HOUSTON, INC.

FAA AUTO FACTORY, INC.

FAA BEVERLY HILLS, INC.

FAA CAPITOL F, INC.

FAA CAPITOL N, INC.

FAA CONCORD H, INC.

FAA CONCORD N, INC.

FAA CONCORD T, INC.

FAA DUBLIN N, INC.

FAA DUBLIN VWD, INC.

FAA HOLDING CORP.

FAA MARIN F, INC.

FAA MARIN LR, INC.

FAA POWAY G, INC.

FAA POWAY H, INC.

FAA POWAY T, INC.

FAA SAN BRUNO, INC.

FAA SANTA MONICA V, INC.

FAA SERRAMONTE, INC.

FAA SERRAMONTE H, INC.

FAA SERRAMONTE L, INC.

FAA STEVENS CREEK, INC.

FAA TORRANCE CPJ, INC.

FORT MILL FORD, INC.

FRANCISCAN MOTORS, INC.

FRONTIER OLDSMOBILE-CADILLAC, INC.

HMC FINANCE ALABAMA, INC.

KRAMER MOTORS INCORPORATED

L DEALERSHIP GROUP, INC.

MARCUS DAVID CORPORATION

ROYAL MOTOR COMPANY, INC.

SAI AL HC1, INC.

SAI AL HC2, INC.

On behalf of itself and the following entity as Managing Member:

SAI IRONDALE L, LLC

SAI LONG BEACH B, INC.

SAI MD HC1, INC.

On behalf of itself and the following entity as Managing Member:

SAI ROCKVILLE L, LLC

SAI MONROVIA B, INC.

SAI NC HC2, INC.

SAI OH HC1, INC.

SAI OK HC1, INC.

On behalf of itself and the following entities as Managing Member:

SAI OKLAHOMA CITY T, LLC

SAI TULSA T, LLC

SAI VA HC1, INC.

SANTA CLARA IMPORTED CARS, INC.

SONIC AUTOMOTIVE – 1495 AUTOMALL DRIVE, COLUMBUS, INC.

SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC.

SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.

SONIC AUTOMOTIVE – 3700 WEST BROAD STREET, COLUMBUS, INC.

SONIC AUTOMOTIVE – 4000 WEST BROAD STREET, COLUMBUS, INC.

SONIC – BUENA PARK H, INC.

SONIC – CALABASAS A, INC.

SONIC CALABASAS M, INC.

SONIC – CALABASAS V, INC.

SONIC – CAPITOL IMPORTS, INC.

SONIC – CARSON F, INC.

SONIC – CARSON LM, INC.

SONIC COAST CADILLAC, INC.

SONIC – DOWNEY CADILLAC, INC.

SONIC ESTORE, INC.

SONIC – FORT MILL CHRYSLER JEEP, INC.

SONIC – FORT MILL DODGE, INC.

SONIC FREMONT, INC.

SONIC – HARBOR CITY H, INC.

SONIC – MANHATTAN FAIRFAX, INC.

SONIC – MASSEY CHEVROLET, INC.

SONIC – NEWSOME CHEVROLET WORLD, INC.

SONIC – NEWSOME OF FLORENCE, INC.

SONIC – NORTH CHARLESTON, INC.

SONIC – NORTH CHARLESTON DODGE, INC.

SONIC – RIVERSIDE AUTO FACTORY, INC.

SONIC SANTA MONICA M, INC.

SONIC SANTA MONICA S, INC.

SONIC – SATURN OF SILICON VALLEY, INC.

SONIC SERRAMONTE I, INC.

SONIC – STEVENS CREEK B, INC.

SONIC TYSONS CORNER H, INC.

SONIC TYSONS CORNER INFINITI, INC.

SONIC WALNUT CREEK M, INC.

SONIC – WEST COVINA T, INC.

SONIC – WILLIAMS CADILLAC, INC.

SONIC WILSHIRE CADILLAC, INC.

STEVENS CREEK CADILLAC, INC.

TOWN AND COUNTRY FORD, INCORPORATED

VILLAGE IMPORTED CARS, INC.

WINDWARD, INC.

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	President and Director (principal executive officer)	August 10, 2009

* B. Scott Smith	Vice President and Director	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Director (principal financial and accounting officer)	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

FIRSTAMERICA AUTOMOTIVE, INC.

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chairman, Chief Executive Officer and Director (principal executive officer)	August 10, 2009

* B. Scott Smith	President and Director	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Director (principal financial and accounting officer)	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

MOUNTAIN STATES MOTORS CO., INC.

SAI FL HC1, INC.

SAI FL HC2, INC.

On behalf of itself and the following entity as Managing Member:

SAI CLEARWATER T, LLC

SAI FL HC3, INC.

SAI FL HC4, INC.

SAI FL HC5, INC.

SAI FL HC6, INC.

SAI FL HC7, INC.

SONIC AUTOMOTIVE – 1720 MASON AVE., DB, INC.

SONIC AUTOMOTIVE – 6008 N. DALE MABRY, FL, INC.

SONIC – DENVER T, INC.

SONIC – DENVER VOLKSWAGEN, INC.

SONIC – ENGLEWOOD M, INC.

SONIC – LLOYD NISSAN, INC.

SONIC – LLOYD PONTIAC – CADILLAC, INC.

SONIC – LONE TREE CADILLAC, INC.

SONIC – MASSEY PONTIAC BUICK GMC, INC.

SONIC – SANFORD CADILLAC, INC.

SONIC – SHOTTENKIRK, INC.

SONIC – SOUTH CADILLAC, INC.

Z MANAGEMENT, INC.

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Director	August 10, 2009

* B. Scott Smith	President and Director (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Director (principal financial and accounting officer)	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

ANTREV, LLC

ONTARIO L, LLC

SAI ATLANTA B, LLC

SAI BROKEN ARROW C, LLC

SAI CHARLOTTE M, LLC

SAI COLUMBUS MOTORS, LLC

SAI COLUMBUS VWK, LLC

SAI IRONDALE IMPORTS, LLC

SAI MONTGOMERY, B, LLC

SAI MONTGOMERY BCH, LLC

SAI MONTGOMERY CH, LLC

SAI OKLAHOMA CITY C, LLC

SAI OKLAHOMA CITY H, LLC

SAI RIVERSIDE C, LLC

SAI ROCKVILLE IMPORTS, LLC

SAI TULSA N, LLC

SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC

SONIC DEVELOPMENT, LLC

SONIC – LAKE NORMAN CHRYSLER JEEP, LLC

SONIC – LS, LLC

On behalf of itself and the following entity as General Partner:

SONIC – LS CHEVROLET, L.P.

SRE HOLDING, LLC

SRE ALABAMA-2, LLC

SRE ALABAMA-3, LLC

SRE ALABAMA-4, LLC

SRE ALABAMA-5, LLC

SREALESTATE ARIZONA-1, LLC

SREALESTATE ARIZONA-2, LLC

SREALESTATE ARIZONA-3, LLC

SREALESTATE ARIZONA-4, LLC

SREALESTATE ARIZONA-5, LLC

SREALESTATE ARIZONA-6, LLC

SREALESTATE ARIZONA-7, LLC

SRE OKLAHOMA-1, LLC

SRE OKLAHOMA-2, LLC

SRE OKLAHOMA-3, LLC

SRE OKLAHOMA-4, LLC

SRE OKLAHOMA-5, LLC

SRE SOUTH CAROLINA-2, LLC

SRE VIRGINIA-1, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	President and Manager (principal executive officer)	August 10, 2009

* B. Scott Smith	Vice President and Manager	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

ADI OF THE SOUTHEAST LLC

SRE CALIFORNIA-1, LLC

SRE CALIFORNIA-2, LLC

SRE CALIFORNIA-3, LLC

SRE CALIFORNIA-4, LLC

SRE CALIFORNIA-5, LLC

SRE CALIFORNIA-6, LLC

SRE MARYLAND-1, LLC

SRE MARYLAND-2, LLC

SRE MICHIGAN-3, LLC

SRE SOUTH CAROLINA-3, LLC

SRE SOUTH CAROLINA-4, LLC

SRE TENNESSEE-4, LLC

SRE TENNESSEE-5, LLC

SRE TENNESSEE-6, LLC

SRE TENNESSEE-7, LLC

SRE TENNESSEE-8, LLC

SRE TENNESSEE-9, LLC

SRE VIRGINIA-2, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chief Executive Officer and Manager (principal executive officer)	August 10, 2009

* B. Scott Smith	President and Manager	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

CORNERSTONE ACCEPTANCE CORPORATION

FRANK PARRA AUTOPLEX, INC.

MASSEY CADILLAC, INC.

MASSEY CADILLAC, INC.

SONIC AGENCY, INC.

SONIC – CAPITOL CADILLAC, INC.

SONIC OF TEXAS, INC.

On behalf of itself and the following entities as General Partner:

PHILPOTT MOTORS, LTD.

SONIC ADVANTAGE PA, L.P.

SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.

SONIC AUTOMOTIVE – 4701 I-10 EAST, TX, L.P.

SONIC AUTOMOTIVE – 5221 I-10 EAST, TX, L.P.

SONIC AUTOMOTIVE OF TEXAS, L.P.

SONIC – CADILLAC D, L.P.

SONIC – CAMP FORD, L.P.

SONIC – CARROLLTON V, L.P.

SONIC – CLEAR LAKE N, LP

SONIC – CLEAR LAKE VOLKSWAGEN, LP

SONIC – FORT WORTH T, L.P.

SONIC – FRANK PARRA AUTOPLEX, LP

SONIC – HOUSTON JLR, LP

SONIC – HOUSTON LR, L.P.

SONIC – HOUSTON V, L.P.

SONIC – JERSEY VILLAGE VOLKSWAGEN, LP

SONIC – LUTE RILEY, L.P.

SONIC – MASSEY CADILLAC, L.P.

SONIC – MESQUITE HYUNDAI, LP

SONIC MOMENTUM B, LP

SONIC MOMENTUM JVP, LP

SONIC MOMENTUM VWA, LP

SONIC – READING, L.P.

SONIC – RICHARDSON F, L.P.

SONIC – SAM WHITE NISSAN, L.P.

SONIC – UNIVERSITY PARK A, L.P.

SRE TEXAS-1, L.P.

SRE TEXAS-2, L.P.

SRE TEXAS-3, L.P.

SRE TEXAS-4, L.P.

SRE TEXAS-5, L.P.

SRE TEXAS-6, L.P.

SRE TEXAS-7, L.P.

SRE TEXAS-8, L.P.

SONIC OKEMOS IMPORTS, INC.

SONIC – PLYMOUTH CADILLAC, INC.

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* B. Scott Smith	President and Director (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Director (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Director	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

FORT MYERS COLLISION CENTER, LLC

SAI FORT MYERS B, LLC

SAI FORT MYERS H, LLC

SAI FORT MYERS M, LLC

SAI FORT MYERS VW, LLC

SAI ORLANDO CS, LLC

SONIC AUTOMOTIVE – 1720 MASON AVE., DB, LLC

SRE COLORADO – 1, LLC

SRE COLORADO – 2, LLC

SRE COLORADO – 3, LLC

SRE FLORIDA – 1, LLC

SRE FLORIDA – 2, LLC

SRE FLORIDA – 3, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Manager	August 10, 2009

* B. Scott Smith	President and Manager (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SONIC DIVISIONAL OPERATIONS, LLC SONIC – INTEGRITY DODGE LV, LLC SONIC – LAS VEGAS C EAST, LLC SONIC – LAS VEGAS C WEST, LLC SONIC – VOLVO LV, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chief Executive Officer (principal executive officer)	August 10, 2009

* B. Scott Smith	President and Manager	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Manager	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

FAA LAS VEGAS H, INC. SONIC RESOURCES, INC.

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chairman and Chief Executive Officer (principal executive officer)	August 10, 2009

* B. Scott Smith	President and Director	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Director (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Director	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SONIC AUTOMOTIVE OF NEVADA, INC.

On behalf of itself and the following entities as Managing Member:

SAI GEORGIA, LLC

On behalf of itself and the following entities as General Partner:

SAI GA HC1, LP

On behalf of itself and the following entity as Managing Member:

SAI STONE MOUNTAIN T, LLC

SONIC PEACHTREE INDUSTRIAL BLVD., L.P.

SONIC – STONE MOUNTAIN T, LP

SRE GEORGIA – 1, LP

SRE GEORGIA – 2, LP

SRE GEORGIA – 3, LP

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chief Executive Officer and Director (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Director (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Director	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SRE NEVADA – 1, LLC SRE NEVADA – 2, LLC SRE NEVADA – 3, LLC SRE NEVADA – 4, LLC SRE NEVADA – 5, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Manager	August 10, 2009

* B. Scott Smith	President (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Manager	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SAI NASHVILLE MOTORS, LLC SONIC – CHATTANOOGA D EAST, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	President (principal executive officer)	August 10, 2009

* B. Scott Smith	Vice President and Manager	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Manager	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SONIC AUTOMOTIVE F&I, LLC SONIC AUTOMOTIVE SUPPORT, LLC SONIC AUTOMOTIVE WEST, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chairman and Chief Executive Officer (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

* Greg Young	Manager	August 10, 2009

* Stephen K. Coss	Secretary and Manager	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SAI ANN ARBOR IMPORTS, LLC SAI LANSING CH, LLC SAI PLYMOUTH C, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* B. Scott Smith	President and Manager (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Manager	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SAI PEACHTREE, LLC SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC SRE TENNESSEE – 1, LLC SRE TENNESSEE – 2, LLC SRE TENNESSEE – 3, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	President and Governor (principal executive officer)	August 10, 2009

* B. Scott Smith	Vice President and Governor	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Governor (principal financial and accounting officer)	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SAI NASHVILLE CSH, LLC

SAI NASHVILLE H, LLC

SAI NASHVILLE M, LLC

SAI TN HC1, LLC

SAI TN HC2, LLC

SAI TN HC3, LLC

SONIC AUTOMOTIVE – 2490 SOUTH LEE HIGHWAY, LLC

SONIC AUTOMOTIVE OF CHATTANOOGA, LLC

SONIC AUTOMOTIVE OF NASHVILLE, LLC

SONIC 2185 CHAPMAN RD., CHATTANOOGA, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	President (principal executive officer)	August 10, 2009

* B. Scott Smith	Chief Manager and Governor	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Governor (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Governor	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on August 10, 2009.

SRE NORTH CAROLINA – 1, LLC SRE NORTH CAROLINA – 2, LLC SRE NORTH CAROLINA – 3, LLC

By:	/s/ David P. Cosper
David P. Cosper
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* O. Bruton Smith	Chief Executive Officer and Manager (principal executive officer)	August 10, 2009

/s/ David P. Cosper David P. Cosper	Vice President, Treasurer and Manager (principal financial and accounting officer)	August 10, 2009

* Stephen K. Coss	Secretary and Manager	August 10, 2009

David P. Cosper, by signing his name below, signs this document on behalf of each of the above-named persons specified with an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrants’ Registration Statement on Form S-3 on July 6, 2009.

/s/ David P. Cosper
Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Moore & Van Allen PLLC regarding the legality of certain of the shares of Class A common stock being registered.
5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the legality and enforceability of the Notes and the legality of the shares of Class A common stock issuable upon conversion of the Notes being registered.
23.1	Consent of Ernst & Young LLP.
23.2	Consent of Deloitte & Touche LLP.
23.3	Consent of Moore& Van Allen PLLC (included in Exhibit 5.1).
23.4	Consent of Fried,Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).